UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2005

YAK COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Florida	0-33471	98-0203422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Consilium Place, Suite 500 Toronto, Ontario, Canada	M1H 3G2
(Address of principal executive offices)	(Zip Code)

(647) 722-2752

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On June 1, 2005, Yak Communications Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2005, the Company received formal notice from The Nasdaq Stock Market, Inc. (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) based on the fact that its Form 10-Q for the quarter ended March 31, 2005 had not been timely filed with the Securities and Exchange Commission.

As noted in Yak’s Notification of Late Filing on Form 12b-25 filed with the SEC on May 17, 2005, the Company had delayed the filing of its Form 10-Q for the fiscal quarter ended March 31, 2005, as a result of the Company’s decision to reconsider, and ultimately restate, certain historical financial statements. On May 31, 2005, the Company filed its Forms 10-Q for the fiscal quarters ended December 31, 2004 and March 31, 2005. In addition, the Company filed restated financial statements for its fiscal years ended June 30, 2003 and 2004, the first three fiscal quarters of 2004, and the first fiscal quarter of 2005 (ended September 30, 2004). The Company believes that it is now in compliance with all requirements for continued listing on The Nasdaq National Market; however, the Company must await confirmation from Nasdaq that it has deemed the Company in compliance.

Item 7.01. Regulation FD Disclosure.

On June 1, 2005, the Company issued a press release announcing the receipt of the Nasdaq letter. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
99.1	Yak Communications Inc. Press Release entitled “Yak Communications Reports Third Quarter Financial Results,” dated June 1, 2005.

99.2	Yak Communications Inc. Press Release entitled “Yak Communications Issues Restated Financial Statements,” dated June 1, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAK COMMUNICATIONS INC.

June 1, 2005	By:	/s/ Charles Zwebner
Charles Zwebner
President & Chief Executive Officer

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Exhibit Number	Description
99.1	Yak Communications Inc. Press Release entitled “Yak Communications Reports Third Quarter Financial Results,” dated June 1, 2005.

99.2	Yak Communications Inc. Press Release entitled “Yak Communications Issues Restated Financial Statements,” dated June 1, 2005.

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